UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

Outset Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39513	20-0514392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3052 Orchard Dr., San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (669) 231-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 4, 2026, the Company held its Annual Meeting of Stockholders at 1:30 p.m. Pacific Time in a virtual format via live audio webcast (the “Annual Meeting”). As of April 9, 2026, the Company’s record date, there were a total of 18,529,233 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the beginning of the Annual Meeting, 13,890,864 shares of common stock were present virtually in person or by proxy, and, therefore, a quorum was present. Three items of business were acted upon by the stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: Election of Class III Directors

Each of Brent D. Lang and Karen Prange was elected to serve as a class III director to hold office until the Company’s 2029 annual meeting of stockholders and until the election and qualification of his or her successor. Votes were cast as follows:

	For	Withheld	Broker Non-Votes
Brent D. Lang	8,109,357	2,642,698	3,138,809
Karen Prange	10,317,822	434,233	3,138,809

Since the Board is divided into three classes with one class elected each year to hold office for a three-year term, the following directors continued to serve as directors of the Company immediately after the Annual Meeting: Karen Drexler, D. Keith Grossman, Patrick T. Hackett, Kevin O’Boyle and Leslie Trigg.

Proposal Two: Advisory Vote on Named Executive Officer Compensation

The proposal to approve the 2025 compensation of the Company’s named executive officers as disclosed in its 2026 proxy statement on a non-binding advisory basis was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
7,548,774	3,196,870	6,411	3,138,809

Proposal Three: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the following vote:

For	Against	Abstain	Broker Non-Votes
13,554,287	20,047	316,530	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Outset Medical, Inc.

Date: June 5, 2026	By:	/s/ John Brottem
John Brottem
General Counsel